UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 21, 2004
                                                          ---------------

                             Digital Recorders, Inc.

             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


       North Carolina                1-13408                     56-1362926
(State or Other Jurisdiction  (Commission File Number)          (IRS Employer
      of Incorporation)                                      Identification No.)

                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992





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Item 9.  Regulation FD Disclosure

On June 21, 2004, Digital Recorders, Inc. (the "Company") announced in a press release that its Digital Audio Corporation (DAC) business unit received an order for security-related equipment that will be used during the Games of the XXVIII Olympiad in Athens, Greece. An overview of how the Company's business segments address security issues also was discussed. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DIGITAL RECORDERS, INC.

Date: June 21, 2004                        By: /s/ DAVID L. TURNEY
                                               -----------------------------
                                               David L. Turney
                                               Chairman, Chief Executive Officer
                                               and President